UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2025

HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2025, John Griffin, General Counsel, of Hologic, Inc. (“Hologic” or the “Company”) announced his intention to retire in 2025 after a distinguished career with the Company.  Effective May 1, 2025, Mr. Griffin will transition from his current role of General Counsel to the position of Special Advisor to the Chairman, President and Chief Executive Officer of the Company to ensure a smooth transition.

“On behalf of the Board, the Hologic management team and the entire Company, we extend our heartfelt gratitude to John for his unwavering dedication and exceptional contributions over the years,” said Stephen P. MacMillan, the Company’s Chairman, President and Chief Executive Officer.

On March 3, 2025, Mr. Griffin entered into a transition letter agreement with the Company pursuant to which he will be employed as Special Advisor. Under the terms of the transition letter agreement, Mr. Griffin will continue to receive a base salary at his current annual rate and will be eligible for an incentive bonus opportunity, but will no longer be eligible for additional equity awards or matching contributions under the Company’s Non-Qualified Deferred Compensation Plan.

The summary description of the transition letter agreement with Mr. Griffin contained in this Form 8-K is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of such agreement filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

As a result of Mr. Griffin’s retirement, Anne Liddy, currently Vice President, Assistant General Counsel, will assume the role of General Counsel, effective May 1, 2025.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
10.1	Transition Letter Agreement between Hologic, Inc. and John M. Griffin dated March 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2025	HOLOGIC, INC.

	By:	/s/ Mark W. Irving
Mark W. Irving
Secretary